Exhibit 99.2

Supplemental Operating and Financial Data

Fourth Quarter 2016

Corporate Headquarters	Investor Relations
Two North Riverside Plaza	Sarah Byrnes
Suite 2100	(312) 646-2801
Chicago, IL 60606	ir@eqcre.com
(312) 646-2800	www.eqcre.com

TABLE OF CONTENTS

Corporate Information
Company Profile and Investor Information	3

Financial Information
Key Financial Data	4
Condensed Consolidated Balance Sheets	5
Additional Balance Sheet Information	6
Condensed Consolidated Statements of Operations	7
Additional Income Statement Information	8
Calculation of Same Property Net Operating Income (NOI) and Same Property Cash Basis NOI	9
Same Property Results of Operations	10
Calculation of EBITDA and Adjusted EBITDA	11
Calculation of Funds from Operations (FFO) and Normalized FFO	12
Debt Summary	13
Debt Maturity Schedule	14
Leverage Ratios, Coverage Ratios and Public Debt Covenants	15
Acquisitions and Dispositions	16

Portfolio Information
Top Properties by Annualized Rental Revenue	17
Leasing Summary	18
Same Property Leasing Summary	19
Capital Summary - Expenditures & Leasing Commitments	20
Tenants Representing 1.5% or More of Annualized Rental Revenue	21
Same Property Lease Expiration Schedule	22
Property Detail	23
Disposed Property Detail	24

Additional Support
Common & Potential Common Shares	25
Definitions	26

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Any forward-looking statements contained in this presentation are intended to be made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations and anticipated market conditions are forward-looking statements. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the sections entitled “Risk Factors” in our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

COMPANY PROFILE AND INVESTOR INFORMATION

Equity Commonwealth (NYSE: EQC) is an internally managed and self-advised real estate investment trust (REIT) with commercial office properties throughout the United States.

Same Property Statistics
No. of		%
Properties	Sq. Feet	Leased
33	16,053	91.1%

Senior Unsecured Debt Ratings	NYSE Trading Symbols
Moody's: Baa3	Common Stock: EQC
Standard & Poor's: BBB-	Preferred Stock Series D: EQCPD
5.75% Senior Notes due 2042: EQCO

Board of Trustees
Sam Zell (Chairman)	David A. Helfand	Kenneth Shea
James S. Corl	Peter Linneman	Gerald A. Spector
Martin L. Edelman	James L. Lozier, Jr.	James A. Star
Edward A. Glickman	Mary Jane Robertson

Senior Management
David A. Helfand	David S. Weinberg
President and Chief Executive Officer	Executive Vice President and
Chief Operating Officer

Adam S. Markman	Orrin S. Shifrin
Executive Vice President,	Executive Vice President,
Chief Financial Officer and Treasurer	General Counsel and Secretary

Equity Research Coverage (1)
Bank of America / Merrill Lynch	James Feldman	(646) 855-5808	james.feldman@baml.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citi.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
JMP Securities	Mitch Germain	(212) 906-3546	mgermain@jmpsecurities.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com

Debt Research Coverage (1)
Credit Suisse	John Giordano	(212) 538-4935	john.giordano@credit-suisse.com
J.P.Morgan	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com
Wells Fargo Securities	Thierry Perrein	(704) 410-3262	thierry.perrein@wellsfargo.com

Rating Agencies (1)
Moody's Investors Service	Lori Marks	(212) 553-1098	lori.marks@moodys.com
Standard & Poor's	Anita Ogbara	(212) 438-5077	anita.ogbara@standardandpoors.com

Certain terms are defined in the definitions section of this document.

(1)
Any opinions, estimates or forecasts regarding EQC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of EQC or its management. EQC does not by its reference to the analysts and agencies above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

KEY FINANCIAL DATA
(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015
OPERATING INFORMATION
Ending property count (1)	33		37		45		60		65
Ending square footage (1)(2)	16,053		16,710		20,675		23,037		23,952
Percent leased (1)	91.1%		91.2%		90.3%		91.4%		91.4%
Total revenues	$103,546		$114,632		$145,367		$137,135		$138,934
Net income	12,260		86,388		87,844		46,402		43,145
Net income attributable to EQC common shareholders	10,263		84,391		71,254		39,421		36,164
NOI (3)	60,804		65,319		93,974		79,877		75,114
Cash Basis NOI (3)	55,963		61,422		74,809		76,856		74,543
Adjusted EBITDA (3)	52,461		54,917		84,036		69,634		64,755
NOI margin	58.7%		57.0%		64.6%		58.2%		54.1%
Cash Basis NOI margin	56.7%		55.5%		59.3%		57.3%		53.9%
FFO attributable to EQC common shareholders (3)	28,077		31,129		45,679		38,799		31,839
Normalized FFO attributable to EQC common shareholders(3)	29,601		28,919		53,591		37,314		34,439
SHARES OUTSTANDING AND PER SHARE DATA (4)
Shares Outstanding at End of Period
Common stock outstanding - basic (includes unvested restricted shares)	123,994		125,533		125,533		125,503		126,350
Dilutive restricted share units ("RSU"s) (4)	1,027		1,035		1,429		1,754		1,143
Dilutive Series D Convertible Preferred Shares Outstanding(5)	—		—		—		—		—
Preferred Stock Outstanding (5) (6)	4,915		4,915		4,915		15,915		15,915
Weighted Average Shares Outstanding
Weighted Average Common shares outstanding - basic	125,021		125,533		125,508		125,840		126,350
Weighted Average Common shares outstanding - diluted	126,048		126,568		126,937		127,522		127,493
Net income attributable to EQC common shareholders - basic	$0.08		$0.67		$0.57		$0.31		$0.29
Net income attributable to EQC common shareholders - diluted	0.08		0.67		0.56		0.31		0.28
Normalized FFO attributable to EQC common shareholders - diluted	0.23		0.23		0.42		0.29		0.27
BALANCE SHEET
Total assets	$4,526,075		$4,965,767		$4,911,775		$5,103,149		$5,231,164
Total liabilities	1,265,628		1,676,727		1,713,137		1,715,778		1,862,677
ENTERPRISE VALUE
Total debt (book value)	$1,141,667		$1,557,260		$1,557,557		$1,557,839		$1,697,116
Less: Cash and cash equivalents	(2,094,674)		(2,405,174)		(1,772,337)		(1,742,128)		(1,802,729)
Plus: Market value of preferred shares (at end of period)	125,731		133,202		128,434		402,991		403,792
Plus: Market value of dilutive common shares (at end of period)	3,780,649		3,824,864		3,698,408		3,591,179		3,535,381
Total enterprise value	$2,953,373		$3,110,152		$3,612,062		$3,809,881		$3,833,560
RATIOS
Net debt / enterprise value	(32.3)%		(27.3)%		(5.9)%		(4.8)%		(2.8)%
Net debt / annualized adjusted EBITDA (3)	(4.5	)x	(3.9	)x	(0.6	)x	(0.7	)x	(0.4	)x
Adjusted EBITDA (3) / interest expense	2.7	x	2.6	x	3.9	x	3.1	x	2.7	x

(1)	Excludes properties classified as held for sale. As of December 31, 2016, land parcels are excluded from the property count.
(2)	Changes in total square footage result from remeasurement and property dispositions and reclassifications.
(3)	Non-GAAP financial measures are defined and reconciled to the most directly comparable GAAP measure, herein.
(4)
Restricted share units ("RSU"s) are equity awards that contain both service and market-based vesting components. None of the RSUs have vested. Refer to the schedule of Common & Potential Common Shares for information regarding RSUs and their impact on weighted average shares outstanding.

(5)
As of December 31, 2016, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 common shares. We exclude these shares from dilutive shares outstanding on December 31, 2016, given this conversion ratio relative to our current common stock price. Refer to the schedule of Common & Potential Common Shares for information regarding the series D preferred shares and their impact on diluted weighted average shares outstanding for EPS, FFO per share and Normalized FFO per share.

(6)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date).

CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share data)

	December 31, 2016	December 31, 2015
ASSETS
Real estate properties:
Land	$286,186	$389,410
Buildings and improvements	2,570,704	3,497,942
	2,856,890	3,887,352
Accumulated depreciation	(755,255)	(898,939)
	2,101,635	2,988,413
Acquired real estate leases, net	48,281	88,760
Cash and cash equivalents	2,094,674	1,802,729
Restricted cash	6,532	32,245
Rents receivable, net of allowance for doubtful accounts of $5,105 and $7,715, respectively	152,031	174,676
Other assets, net	122,922	144,341
Total assets	$4,526,075	$5,231,164

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$—	$—
Senior unsecured debt, net	1,063,950	1,450,606
Mortgage notes payable, net	77,717	246,510
Accounts payable and accrued expenses	95,395	123,587
Assumed real estate lease obligations, net	1,946	4,296
Rent collected in advance	18,460	27,340
Security deposits	8,160	10,338
Total liabilities	$1,265,628	$1,862,677

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value: 50,000,000 shares authorized;
Series D preferred shares; 6 1/2% cumulative convertible; 4,915,196 shares issued and outstanding, aggregate liquidation preference of $122,880	$119,263	$119,263
Series E preferred shares; 7 1/4% cumulative redeemable on or after May 15, 2016; 0 and 11,000,000 shares issued and outstanding, respectively, aggregate liquidation preference $0 and $275,000, respectively	—	265,391
Common shares of beneficial interest, $0.01 par value: 350,000,000 shares authorized; 123,994,465 and 126,349,914 shares issued and outstanding, respectively	1,240	1,263
Additional paid in capital	4,363,177	4,414,611
Cumulative net income	2,566,603	2,333,709
Cumulative other comprehensive loss	(208)	(3,687)
Cumulative common distributions	(3,111,868)	(3,111,868)
Cumulative preferred distributions	(677,760)	(650,195)
Total shareholders’ equity	$3,260,447	$3,368,487
Total liabilities and shareholders’ equity	$4,526,075	$5,231,164

ADDITIONAL BALANCE SHEET INFORMATION
(amounts in thousands)

	December 31, 2016	December 31, 2015
Additional Balance Sheet Information

Straight-line rents receivable, net of allowance for doubtful accounts	$141,637	$157,600
Accounts receivable, net of allowance for doubtful accounts	10,394	17,076
Rents receivable, net of allowance for doubtful accounts	$152,031	$174,676

Capitalized lease incentives, net	$7,664	$9,124
Deferred financing fees, net	3,365	4,980
Deferred leasing costs, net	92,623	110,228
Other	19,270	20,009
Other assets, net	$122,922	$144,341

Accounts payable	$5,159	$5,321
Accrued interest	15,265	19,971
Accrued taxes	26,819	36,724
Accrued capital expenditures	11,138	21,136
Accrued leasing costs	10,828	802
Other accrued liabilities	26,186	39,633
Accounts payable and accrued expenses	$95,395	$123,587

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenues
Rental income	$84,726	$113,254	$409,071	$570,382
Tenant reimbursements and other income	18,820	25,680	91,609	144,509
Total revenues	$103,546	$138,934	$500,680	$714,891

Expenses:
Operating expenses	$42,742	$63,820	$200,706	$324,948
Depreciation and amortization	29,040	37,143	131,806	194,001
General and administrative	11,490	13,739	50,256	57,457
Loss on asset impairment	14,740	—	58,476	17,162
Total expenses	$98,012	$114,702	$441,244	$593,568

Operating income	$5,534	$24,232	$59,436	$121,323

Interest and other income	3,147	1,176	10,331	5,989
Interest expense (including net amortization of debt discounts, premiums and deferred financing fees of $845, $1,005, $3,725, and $1,028, respectively)	(19,255)	(24,390)	(84,329)	(107,316)
(Loss) gain on early extinguishment of debt	(2,562)	550	(2,680)	6,661
Foreign currency exchange gain (loss)	—	96	(5)	(8,857)
Gain on sale of properties, net	25,676	41,468	250,886	84,421
Income before income taxes	12,540	43,132	233,639	102,221
Income tax (expense) benefit	(280)	13	(745)	(2,364)
Net income	$12,260	$43,145	$232,894	$99,857
Preferred distributions	(1,997)	(6,981)	(17,956)	(27,924)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	(9,609)	—
Net income attributable to Equity Commonwealth common shareholders	$10,263	$36,164	$205,329	$71,933

Weighted average common shares outstanding — basic (2)	125,021	126,350	125,474	128,621
Weighted average common shares outstanding — diluted (2)	126,048	127,493	126,768	129,437

Earnings per common share attributable to Equity Commonwealth common shareholders:
Basic	$0.08	$0.29	$1.64	$0.56
Diluted	$0.08	$0.28	$1.62	$0.56

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to net income attributable to Equity Commonwealth common shareholders for the year ended December 31, 2016.

(2)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

ADDITIONAL INCOME STATEMENT INFORMATION
(amounts in thousands)

Additional Income Statement Information

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Non-recurring General and administrative
Shareholder litigation and transition related expenses (1)	$—	$2,138	$999	$10,869
Transition services fee paid to RMR (2)	—	66	—	2,679

Gain on sale of properties, net
Gain excluding reclassification of accumulated foreign currency translation adjustment	$25,676	$41,468	$250,886	$147,628
Reclassification of accumulated foreign currency translation adjustment	—	—	—	(63,207)
Total gain on sale of properties, net	$25,676	$41,468	$250,886	$84,421

(1)
Shareholder litigation and transition related expenses within general and administrative for the year ended December 31, 2016 is primarily related to the shareholder-approved liability for the reimbursement of expenses incurred by Related/Corvex since February 2013 in connection with their consent solicitations to remove the former Trustees, elect the new Board of Trustees and engage in related litigation. Approximately $16.7 million was reimbursed to Related/Corvex during 2014, and in August 2016 and 2015, we reimbursed $8.2 million and $8.4 million, respectively, to Related/Corvex under the terms of the shareholder-approved agreement. As of December 31, 2016, there is no future obligation to pay any amounts under the shareholder-approved agreement to Related/Corvex. No shareholder litigation related expenses were incurred during 2016.

(2)	Amounts represent general and administrative expenses under our now-terminated business management agreement with our former manager.

CALCULATION OF SAME PROPERTY NET OPERATING INCOME (NOI) AND SAME PROPERTY CASH BASIS NOI
(amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Calculation of Same Property NOI and Same Property Cash Basis NOI:
Rental income	$84,726	$113,254	$409,071	$570,382
Tenant reimbursements and other income	18,820	25,680	91,609	144,509
Operating expenses	(42,742)	(63,820)	(200,706)	(324,948)
NOI	$60,804	$75,114	$299,974	$389,943
Straight line rent adjustments	(1,699)	(1,744)	(14,083)	(5,328)
Lease value amortization	661	1,482	6,531	7,515
Lease termination fees	(3,803)	(309)	(23,372)	(8,184)
Cash Basis NOI	$55,963	$74,543	$269,050	$383,946
Cash Basis NOI from non-same properties (1)	(1,126)	(22,348)	(50,139)	(159,027)
Same Property Cash Basis NOI	$54,837	$52,195	$218,911	$224,919
Non-cash rental and termination income from same properties	4,750	102	14,737	1,822
Same Property NOI	$59,587	$52,297	$233,648	$226,741

Reconciliation of Same Property NOI to GAAP Operating Income:
Same Property NOI	$59,587	$52,297	$233,648	$226,741
Non-cash rental and termination income from same properties	(4,750)	(102)	(14,737)	(1,822)
Same Property Cash Basis NOI	$54,837	$52,195	$218,911	$224,919
Cash Basis NOI from non-same properties (1)	1,126	22,348	50,139	159,027
Cash Basis NOI	$55,963	$74,543	$269,050	$383,946
Straight line rent adjustments	1,699	1,744	14,083	5,328
Lease value amortization	(661)	(1,482)	(6,531)	(7,515)
Lease termination fees	3,803	309	23,372	8,184
NOI	$60,804	$75,114	$299,974	$389,943
Depreciation and amortization	(29,040)	(37,143)	(131,806)	(194,001)
General and administrative	(11,490)	(13,739)	(50,256)	(57,457)
Loss on asset impairment	(14,740)	—	(58,476)	(17,162)
Operating Income	$5,534	$24,232	$59,436	$121,323

(1)	Cash Basis NOI from non-same properties for all periods presented includes the operations of properties disposed.

SAME PROPERTY RESULTS OF OPERATIONS
(dollars and square feet in thousands)

	As of and for the Three Months Ended December 31,			As of and for the Year Ended December 31,
	2016	2015	% Change	2016	2015	% Change
Properties	33	33		33	33
Square Feet (1)	16,053	15,933		16,053	15,933
% Leased	91.1%	91.8%	(0.7)%	91.1%	91.8%	(0.7)%

Rents, tenant reimbursements and other income	$97,386	$95,213		$381,565	$388,209
Straight line rent adjustment	1,605	724		12,892	2,368
Lease value amortization	(657)	(729)		(2,721)	(4,117)
Lease termination fees	3,802	107		4,566	3,571
Total revenue	102,136	95,315	7.2%	396,302	390,031	1.6%
Operating expenses	(42,549)	(43,018)	(1.1)%	(162,654)	(163,290)	(0.4)%
NOI	$59,587	52,297	13.9%	233,648	226,741	3.0%
NOI Margin	58.3%	54.9%		59.0%	58.1%

Straight line rent adjustment	(1,605)	(724)		(12,892)	(2,368)
Lease value amortization	657	729		2,721	4,117
Lease termination fees	(3,802)	(107)		(4,566)	(3,571)
Cash Basis NOI	54,837	52,195	5.1%	218,911	224,919	(2.7)%
Cash Basis NOI Margin	56.3%	54.8%		57.4%	57.9%

(1)	The change in total square footage results from remeasurement.

CALCULATION OF EBITDA AND ADJUSTED EBITDA
(amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net income	$12,260	$43,145	$232,894	$99,857
Interest expense	19,255	24,390	84,329	107,316
Income tax expense (benefit)	280	(13)	745	2,364
Depreciation and amortization	29,040	37,143	131,806	194,001
EBITDA	$60,835	$104,665	$449,774	$403,538
Loss on asset impairment	14,740	—	58,476	17,162
Loss (gain) on early extinguishment of debt	2,562	(550)	2,680	(6,661)
Shareholder litigation costs and transition-related expenses	—	2,138	999	10,869
Transition services fee	—	66	—	2,679
Gain on sale of properties, net	(25,676)	(41,468)	(250,886)	(84,421)
Foreign currency exchange (gain) loss	—	(96)	5	8,857
Adjusted EBITDA	$52,461	$64,755	$261,048	$352,023

CALCULATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO
(amounts in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Calculation of FFO
Net income	$12,260	$43,145	$232,894	$99,857
Real estate depreciation and amortization	28,750	37,143	130,765	194,001
Loss on asset impairment	14,740	—	58,476	17,162
Gain on sale of properties, net	(25,676)	(41,468)	(250,886)	(84,421)
FFO attributable to Equity Commonwealth	30,074	38,820	171,249	226,599
Preferred distributions	(1,997)	(6,981)	(17,956)	(27,924)
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	(9,609)	—
FFO attributable to EQC Common Shareholders	$28,077	$31,839	$143,684	$198,675

Calculation of Normalized FFO
FFO attributable to EQC common shareholders	$28,077	$31,839	$143,684	$198,675
Lease value amortization	661	1,482	6,531	7,515
Straight line rent adjustments	(1,699)	(1,744)	(14,083)	(5,328)
Loss (gain) on early extinguishment of debt	2,562	(550)	2,680	(6,661)
Minimum cash rent from direct financing lease (2)	—	1,355	—	7,451
Interest earned from direct financing lease	—	(51)	—	(407)
Shareholder litigation and transition related expenses (3)	—	2,138	999	10,869
Transition services fee	—	66	—	2,679
Gain on sale of securities	—	—	—	(3,080)
Foreign currency exchange (gain) loss	—	(96)	5	8,857
Excess fair value of consideration paid over carrying value of preferred shares (1)	—	—	9,609	—
Normalized FFO attributable to EQC Common Shareholders	$29,601	$34,439	$149,425	$220,570

Weighted average common shares outstanding -- basic (4)	125,021	126,350	125,474	128,621
Weighted average common shares outstanding -- diluted (4)	126,048	127,493	126,768	129,437
FFO attributable to EQC common shareholders per share -- basic	$0.22	$0.25	$1.15	$1.54
FFO attributable to EQC common shareholders per share -- diluted	$0.22	$0.25	$1.13	$1.53
Normalized FFO attributable to EQC common shareholders per share -- basic	$0.24	$0.27	$1.19	$1.71
Normalized FFO attributable to EQC common shareholders per share -- diluted	$0.23	$0.27	$1.18	$1.70

(1)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, for a total of $275.0 million, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date). We recorded $9.6 million related to the excess fair value of consideration paid over the carrying value of the preferred shares as a reduction to FFO attributable to Equity Commonwealth common shareholders for the year ended December 31, 2016.

(2)
Amounts relate to contractual cash payments (including management fees) from one tenant at Arizona Center. Arizona Center was sold during the fourth quarter of 2015. Our calculation of Normalized FFO reflects the cash payments received from this tenant. The terms of this tenant's lease required us to classify the lease as a direct financing (or capital) lease. As such, the revenue recognized on a GAAP basis within our condensed consolidated statements of operations was $(281) for the three months ended December 31, 2015, and $98 for the year ended December 31, 2015.

(3)
Refer to the Additional Income Statement Information for a discussion of expenses related to the shareholder-approved Related/Corvex consent solicitation liability. No shareholder litigation related expenses were incurred during 2016.

(4)	Refer to the schedule of Common & Potential Common Shares for information regarding the components of our weighted average common shares outstanding.

DEBT SUMMARY
As of December 31, 2016
(dollars in thousands)

	Interest Rate	Principal Balance	Maturity Date	Open at Par Date	Due at Maturity	Years to Maturity
Unsecured Debt:
Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 125 bps) (1)	2.02%	$—	1/28/2019	Open	$—	2.1
Term loan (LIBOR + 140 bps) (2)	2.17%	200,000	1/28/2020	Open	200,000	3.1
Term loan (LIBOR + 180 bps) (2)	2.57%	200,000	1/28/2022	Open	200,000	5.1
Total / weighted average unsecured floating rate debt	2.37%	$400,000			$400,000	4.1

Unsecured Fixed Rate Debt:
6.65% Senior Unsecured Notes Due 2018	6.65%	$250,000	1/15/2018	7/15/2017	$250,000	1.0
5.875% Senior Unsecured Notes Due 2020	5.88%	250,000	9/15/2020	3/15/2020	250,000	3.7
5.75% Senior Unsecured Notes Due 2042	5.75%	175,000	8/1/2042	8/1/2017	175,000	25.6
Total / weighted average unsecured fixed rate debt	6.13%	$675,000			$675,000	8.4

Secured Debt:
Secured Fixed Rate Debt:
Parkshore Plaza (3)	5.67%	$41,275	5/1/2017	12/1/2016	$41,275	0.3
206 East 9th Street	5.69%	27,041	1/5/2021	7/5/2020	24,836	4.0
33 Stiles Lane	6.75%	2,415	3/1/2022	12/1/2021	—	5.2
97 Newberry Road	5.71%	5,903	3/1/2026	None	—	9.2
Total / weighted average secured fixed rate debt	5.71%	$76,634			$66,111	2.4

Total / weighted average (4)	4.80%	$1,151,634			$1,141,111	6.5

(1)
Represents amounts outstanding on EQC's $750,000 revolving credit facility as of December 31, 2016. The interest rate presented is as of December 31, 2016, and equals LIBOR plus 1.25%. We also pay a 25 basis point facility fee annually. The spread over LIBOR and the facility fee vary depending upon EQC's credit rating.

(2)
Represents amounts outstanding on EQC's term loans as of December 31, 2016. The interest rate presented is as of December 31, 2016, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(3)	EQC guarantees $3.2 million of this non-recourse loan.
(4)
Total debt outstanding as of December 31, 2016, including net unamortized premiums, discounts, and deferred financing fees was $1,141,667. Net unamortized deferred financing fees related to our revolving credit facility of $3,365 are included in other assets, net on our condensed consolidated balance sheets as of December 31, 2016.

DEBT MATURITY SCHEDULE
(dollars in thousands)

Scheduled Payments During Period
Year	Unsecured Floating Rate Debt		Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total		Weighted Average Interest Rate
2017	$—		$—	$42,675	$42,675		5.7%
2018	—		250,000	1,488	251,488		6.6%
2019	—		—	1,580	1,580		6.0%
2020	200,000	(1)	250,000	1,674	451,674		4.2%
2021	—		—	25,982	25,982		5.7%
2022	200,000	(1)	—	799	200,799		2.6%
2023	—		—	702	702		5.7%
2024	—		—	743	743		5.7%
2025	—		—	787	787		5.7%
2026	—		—	204	204		5.7%
Thereafter	—		175,000	—	175,000		5.8%
Total	$400,000		$675,000	$76,634	$1,151,634	(2)	4.8%

Percent	34.7%		58.6%	6.7%	100.0%

(1)
Represents amounts outstanding on EQC's term loans as of December 31, 2016. The interest rate presented is as of December 31, 2016, and equals LIBOR plus 1.4% for the loan maturing on January 28, 2020, and LIBOR plus 1.8% for the loan maturing January 28, 2022. The spreads over LIBOR vary depending upon EQC's credit rating. We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.

(2)
Total debt outstanding as of December 31, 2016, including net unamortized premiums, discounts, and deferred financing fees was $1,141,667. Net unamortized deferred financing fees related to our revolving credit facility of $3,365 are included in other assets, net on our condensed consolidated balance sheets as of December 31, 2016.

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS
(dollars in thousands)

	As of and for the Three Months Ended
	12/31/2016		9/30/2016		6/30/2016		3/31/2016		12/31/2015
Leverage Ratios
Total debt / total assets	25.2%		31.4%		31.7%		30.5%		32.4%
Total debt / total market capitalization	22.6%		28.2%		28.9%		28.1%		30.1%
Total debt + preferred stock / total market capitalization	25.1%		30.7%		31.3%		35.3%		37.3%
Total debt / annualized adjusted EBITDA (1)	5.4	x	7.1	x	4.6	x	5.6	x	6.6	x
Total debt + preferred stock / annualized adjusted EBITDA (1)	6.0	x	7.7	x	5.0	x	7.0	x	8.1	x
Net debt / enterprise value	(32.3)%		(27.3)%		(5.9)%		(4.8)%		(2.8)%
Net debt + preferred stock / enterprise value	(28.0)%		(23.0)%		(2.4)%		5.7%		7.8%
Net debt / annualized adjusted EBITDA (1)	(4.5	)x	(3.9	)x	(0.6	)x	(0.7	)x	(0.4	)x
Net debt + preferred stock / annualized adjusted EBITDA (1)	(3.9	)x	(3.3	)x	(0.3	)x	0.8	x	1.2	x
Secured debt / total assets	1.7%		4.9%		5.0%		4.8%		4.7%
Variable rate debt (2) / total debt	35.0%		25.7%		25.7%		25.7%		23.6%
Variable rate debt (2) / total assets	8.8%		8.1%		8.1%		7.8%		7.6%

Coverage Ratios
Adjusted EBITDA (1) / interest expense	2.7	x	2.6	x	3.9	x	3.1	x	2.7	x
Adjusted EBITDA (1) / interest expense + preferred distributions	2.5	x	2.3	x	3.0	x	2.4	x	2.1	x

Public Debt Covenants
Debt / adjusted total assets (3) (maximum 60%)	21.9%		27.6%		27.2%		26.4%		27.9%
Secured debt / adjusted total assets (3) (maximum 40%)	1.5%		4.3%		4.3%		4.1%		4.0%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.3	x	2.3	x	3.0	x	3.1	x	2.9	x
Total unencumbered assets (3) / unsecured debt (minimum 150% / 200%)	475.9%		392.0%		399.2%		412.7%		386.9%

(1)	Refer to the Calculation of EBITDA and Adjusted EBITDA for a reconciliation of these measures to Net income.
(2)	We entered into an interest rate cap with coverage effective April 1, 2016 that caps LIBOR at 2.5% until March 1, 2019.
(3)
Adjusted total assets and total unencumbered assets includes original cost of real estate assets plus capital improvements, both calculated in accordance with GAAP, and excludes depreciation and amortization, accounts receivable, other intangible assets and impairment write downs, if any.

ACQUISITIONS AND DISPOSITIONS
(dollars in thousands)

Acquisitions
In October 2016, we purchased a parcel of land adjacent to our Research Park property in Austin, Texas for $2.8 million.

Dispositions
Property/Portfolio	City	State	No. of Properties	Sq. Feet (1)	% Leased(1)	Gross Sales Price		Net Book Value (1)	Annualized Rental Revenue (1)
Executive Park	Atlanta	GA	1	427,443	72.8%	$50,865		$29,365	$4,990
3330 N Washington Blvd	Arlington	VA	1	55,719	15.3%	11,250		5,519	273
111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	60,500		44,577	8,169
Total Q1 Dispositions			3	856,831	72.7%	$122,615		$79,461	$13,432

633 Ahua Street	Honolulu	HI	1	93,141	81.5%	$29,000		$12,545	$1,808
1525 Locust Street	Philadelphia	PA	1	98,009	95.4%	17,700		7,024	2,337
Downtown Austin Portfolio	Austin	TX	2	115,540	89.9%	32,600		10,835	3,094
Lakewood on the Park	Austin	TX	1	180,558	84.1%	37,100		22,371	3,516
Leased Land (Vineyards)	Gonzalez	CA	1	—	—%	48,450		28,957	2,965
9110 East Nichols Avenue	Centennial	CO	1	143,958	99.8%	17,200		13,711	2,433
Movie Theaters	Multiple	Multi.	6	551,960	100.0%	109,100		62,082	7,751
Total Q2 Dispositions			13	1,183,166	94.7%	$291,150		$157,525	$23,904

111 River Street	Hoboken	NJ	1	566,215	100.0%	$235,000	(2)	$115,428	$23,440
South Carolina Industrial Portfolio	Multiple	SC	3	803,687	100.0%	30,000		20,871	2,952
Sky Park Centre	San Diego	CA	1	63,485	100.0%	13,700		6,385	1,429
Raintree Industrial Park	Solon	OH	1	563,182	81.2%	11,500		11,259	2,066
8701 N Mopac	Austin	TX	1	121,901	79.1%	21,500		11,907	2,290
Midwest Portfolio	Multiple	Multi.	4	3,064,224	86.5%	416,900	(3)	355,125	58,987
Total Q3 Dispositions			11	5,182,694	89.5%	$728,600		$520,975	$91,164

7800 Shoal Creek Boulevard	Austin	TX	1	151,917	99.7%	$29,210		$12,952	$3,699
1200 Lakeside Drive	Bannockburn	IL	1	260,084	100.0%	65,270		56,207	4,537
6200 Glenn Carlson Drive	St. Cloud	MN	1	338,000	100.0%	23,050		13,337	2,196
Total Q4 Dispositions			3	750,001	99.9%	$117,530		$82,496	$10,432

Total Disposed Year-to-Date			30	7,972,692	89.4%	$1,259,895		$840,457	$138,932
The dispositions above resulted in a net gain on sale of properties of $25.7 million and $250.9 million for the three months and year ended December 31, 2016, respectively.

(1)	As of the quarter-ended preceding each sale.
(2)	Property sale represented a leasehold interest. Proceeds from the sale of 111 River Street, after credits for contractual lease costs, were $210.8 million.
(3)	Proceeds from the sale of the Midwest Portfolio, after credits for rent abatements and contractual lease costs, were $376.2 million.

TOP PROPERTIES BY ANNUALIZED RENTAL REVENUE
As of December 31, 2016
(sorted by annualized rental revenue, dollars in thousands)

Property		City	State	No. of Buildings	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (1)
1	600 West Chicago Avenue	Chicago	IL	2	1,511,887	98.6%	$49,406	$395,444	$349,605	2011	2001
2	1500 Market Street	Philadelphia	PA	1	1,759,193	92.4%	39,245	304,546	215,829	2002	1974
3	1735 Market Street	Philadelphia	PA	1	1,290,678	74.4%	27,106	302,533	184,128	1998	1990
4	1225 Seventeenth Street	Denver	CO	1	672,443	90.5%	23,822	156,803	130,813	2009	1982
5	1600 Market Street	Philadelphia	PA	1	826,789	86.8%	20,744	135,851	76,416	1998	1983
6	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	20,455	153,219	127,431	2009	2008
7	6600 North Military Trail	Boca Raton	FL	3	639,825	100.0%	16,990	145,808	126,337	2011	2008
8	8750 Bryn Mawr Avenue	Chicago	IL	2	637,230	95.8%	16,164	93,605	79,194	2010	2005
9	111 Market Place (2)	Baltimore	MD	1	589,380	95.4%	12,583	71,555	44,199	2003	1990
10	Bridgepoint Square	Austin	TX	5	440,007	92.8%	12,385	91,332	51,624	1997	1995
11	Foster Plaza	Pittsburgh	PA	8	727,365	83.4%	11,869	76,256	54,703	2005	1993
12	Research Park	Austin	TX	4	1,110,007	98.0%	11,709	93,444	61,149	1998	1976
13	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	10,826	47,536	27,340	1995	1915
14	East Eisenhower Parkway	Ann Arbor	MI	2	421,349	92.4%	10,569	56,376	48,187	2010	2006
15	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,865	34,550	24,538	2004	1982
	Subtotal (15 properties)			34	11,905,139	92.1%	$292,738	$2,158,858	$1,601,493
	All other properties (18 properties)			30	4,148,209	88.2%	81,812	698,032	500,142
	Total (33 properties)			64	16,053,348	91.1%	$374,550	$2,856,890	$2,101,635

	Same Property NOI & Cash Basis NOI Composition			Q4 2016 NOI	% of NOI	Q4 2016 Cash Basis NOI	% of Cash Basis NOI
	Top 15 Properties			$46,211	77.6%	$41,449	75.6%
	All other properties (18 properties)			13,376	22.4%	13,388	24.4%
	Total (33 properties)			$59,587	100.0%	$54,837	100.0%

(1)	Weighted based on square feet.
(2)	On January 31, 2017, we sold 111 Market Place for $60.1 million.

LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Properties (1)	33	37	45	60	65
Total square feet (1)(2)	16,053	16,710	20,675	23,037	23,952
Percentage leased	91.1%	91.2%	90.3%	91.4%	91.4%

Total Leases
Square feet	1,411	237	802	1,853	984
Lease term (years)	10.3	7.4	8.4	7.8	6.7
Starting cash rent	$16.98	$27.28	$25.73	$29.48	$24.57
Percent change in cash rent (3)	7.3%	(5.8)%	(3.7)%	(1.3)%	5.6%
Percent change in GAAP rent (3)	20.2%	9.0%	6.9%	11.2%	15.5%
Total TI & LC per square foot (4)	$32.52	$47.05	$48.85	$25.44	$38.44
Total TI & LC per sq. ft. per year of lease term (4)	$3.16	$6.38	$5.84	$3.27	$5.74

Renewal Leases
Square feet	1,190	46	307	1,569	585
Lease term (years)	9.6	4.9	5.5	7.4	4.0
Starting cash rent	$13.89	$37.77	$23.56	$28.92	$23.58
Percent change in cash rent (3)	3.9%	14.6%	(1.0)%	0.3%	5.4%
Percent change in GAAP rent (3)	16.2%	24.1%	9.3%	13.2%	15.3%
Total TI & LC per square foot (4)	$21.14	$24.13	$18.68	$17.33	$15.13
Total TI & LC per sq. ft. per year of lease term (4)	$2.19	$4.92	$3.42	$2.33	$3.81

New Leases
Square feet	221	191	495	284	399
Lease term (years)	13.8	8.0	10.2	9.7	10.7
Starting cash rent	$33.60	$24.76	$27.08	$32.55	$26.03
Percent change in cash rent (3)	15.8%	(12.6)%	(5.4)%	(8.9)%	6.4%
Percent change in GAAP rent (3)	30.9%	3.4%	5.5%	1.9%	16.3%
Total TI & LC per square foot (4)	$93.82	$52.57	$67.56	$69.13	$72.68
Total TI & LC per sq. ft. per year of lease term (4)	$6.79	$6.59	$6.64	$7.15	$6.78

The above leasing summary is based on leases executed during the periods indicated.

(1)	Excludes properties classified as held for sale. As of December 31, 2016, land parcels are excluded from the property count.
(2)	Changes in total square footage result from remeasurement and property dispositions and reclassifications.
(3)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(4)	Includes tenant improvements (TI) and leasing commissions (LC).

SAME PROPERTY LEASING SUMMARY
(dollars and square feet in thousands, except per square foot data)

	As of and for the Three Months Ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Properties	33	33	33	33	33
Total square feet (1)	16,053	16,008	16,008	16,008	15,933
Percentage leased	91.1%	90.8%	90.9%	91.7%	91.8%

Total Leases
Square feet	1,411	237	432	1,083	766
Lease term (years)	10.3	7.4	7.1	5.0	7.2
Starting cash rent	$16.98	$27.28	$28.85	$39.01	$26.65
Percent change in cash rent (2)	7.3%	(5.8)%	1.2%	(2.5)%	6.1%
Percent change in GAAP rent (2)	20.2%	9.0%	10.3%	6.9%	16.4%
Total TI & LC per square foot (3)	$32.52	$47.05	$42.31	$26.38	$44.49
Total TI & LC per sq. ft. per year of lease term (3)	$3.16	$6.38	$5.94	$5.28	$6.20

Renewal Leases
Square feet	1,190	46	224	839	419
Lease term (years)	9.6	4.9	5.7	3.4	3.8
Starting cash rent	$13.89	$37.77	$25.47	$40.47	$26.52
Percent change in cash rent (2)	3.9%	14.6%	(0.6)%	(0.3)%	5.7%
Percent change in GAAP rent (2)	16.2%	24.1%	10.6%	9.0%	15.5%
Total TI & LC per square foot (3)	$21.14	$24.13	$21.10	$11.30	$16.28
Total TI & LC per sq. ft. per year of lease term (3)	$2.19	$4.92	$3.68	$3.32	$4.32

New Leases
Square feet	221	191	208	244	347
Lease term (years)	13.8	8.0	8.6	10.4	11.3
Starting cash rent	$33.60	$24.76	$32.49	$33.98	$26.80
Percent change in cash rent (2)	15.8%	(12.6)%	3.3%	(11.4)%	7.0%
Percent change in GAAP rent (2)	30.9%	3.4%	10.0%	(1.0)%	18.9%
Total TI & LC per square foot (3)	$93.82	$52.57	$65.15	$78.25	$78.53
Total TI & LC per sq. ft. per year of lease term (3)	$6.79	$6.59	$7.56	$7.49	$6.96

The above leasing summary is based on leases executed during the periods indicated.

(1)	Changes in total square footage result from remeasurement.
(2)
Percent change in GAAP and cash rent is a comparison of current rent (rent before deducting any initial period free rent), including tenant expense reimbursements, if any, to the rent, including tenant expense reimbursements, if any, last received for the same space on a GAAP and cash basis, respectively. New leasing in suites vacant longer than 2 years was excluded from the calculation.

(3)	Includes tenant improvements (TI) and leasing commissions (LC).

CAPITAL SUMMARY
EXPENDITURES & LEASING COMMITMENTS
(dollars and square feet in thousands, except per square foot data)

CAPITAL SUMMARY	Three Months Ended
EXPENDITURES	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Tenant improvements	$15,636	$20,411	$19,537	$25,391	$20,874
Leasing costs	11,663	2,292	10,609	9,765	9,858
Building improvements (1)	6,571	8,942	7,713	6,541	8,151
Total capital expenditures	$33,870	$31,645	$37,859	$41,697	$38,883

Average square feet during period (2)	16,382	19,454	22,637	23,590	24,605

Building improvements per average total sq. ft. during period	$0.40	$0.46	$0.34	$0.28	$0.33

CAPITAL SUMMARY	Three Months Ended
LEASING COMMITMENTS	December 31, 2016
	New Leases	Renewals	Total
Rentable square feet leased during the period	221	1,190	1,411
Total TI & LC (3)	$20,734	$25,157	$45,891
Total TI & LC per rentable square foot (3)	$93.82	$21.14	$32.52
Weighted average lease term by square foot (years)	13.8	9.6	10.3
Total TI & LC per rentable square foot per year (3)	$6.79	$2.19	$3.16

(1)	Tenant-funded capital expenditures are excluded.
(2)	Average square feet during each period includes properties held for sale at the end of each period.
(3)	Includes tenant improvements (TI) and leasing commissions (LC).

TENANTS REPRESENTING 1.5% OR MORE OF ANNUALIZED RENTAL REVENUE
As of December 31, 2016
(square feet in thousands)

	Tenant	Square Feet	% of Total Sq. Ft. (1)	% of Annualized Rental Revenue	Weighted Average Remaining Lease Term
1	Expedia, Inc.	427	2.9%	5.3%	3.0
2	Office Depot, Inc.	640	4.4%	4.5%	6.8
3	PNC Financial Services Group	368	2.5%	3.2%	4.4
4	Groupon, Inc. (2)	376	2.6%	3.2%	9.1
5	Flextronics International Ltd.	1,051	7.2%	2.9%	13.0
6	Ballard Spahr LLP	217	1.5%	2.1%	13.1
7	RE/MAX Holdings, Inc.	248	1.7%	2.0%	11.3
8	University of Pennsylvania Health System	267	1.8%	1.9%	8.8
9	Exelon Corporation (3)	183	1.3%	1.8%	1.4
10	Towers Watson & Co	251	1.7%	1.7%	3.3
11	Georgetown University	240	1.6%	1.7%	2.8
12	M&T Bank	211	1.4%	1.7%	1.7
13	Echo Global Logistics, Inc.	226	1.5%	1.6%	10.8
14	Wm. Wrigley Jr. Company	150	1.0%	1.5%	5.1
15	West Corporation	336	2.3%	1.5%	12.1
	Total	5,191	35.4%	36.6%	8.3

(1)
Square footage is pursuant to existing leases as of December 31, 2016 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

(2)	Groupon, Inc. statistics include 207,536 square feet that are sublet from Bankers Life and Casualty Company.
(3)	Exelon Corporation is a tenant at 111 Market Place, which was sold on January 31, 2017.

SAME PROPERTY LEASE EXPIRATION SCHEDULE
As of December 31, 2016
(dollars and sq. ft. in thousands)

Total Properties
Year	Number of Tenants Expiring	Leased Sq. Ft. Expiring (1)	% of Leased Sq. Ft. Expiring	Cumulative % of Leased Sq. Ft. Expiring	Annualized Rental Revenue Expiring	% of Annualized Rental Revenue Expiring	Cumulative % of Annualized Rental Revenue Expiring

2017	82	874	6.0%	6.0%	$23,534	6.3%	6.3%
2018	83	973	6.6%	12.6%	27,088	7.2%	13.5%
2019	90	1,302	8.9%	21.5%	32,861	8.8%	22.3%
2020	82	2,250	15.4%	36.9%	52,829	14.1%	36.4%
2021	73	1,640	11.2%	48.1%	46,641	12.5%	48.9%
2022	38	755	5.2%	53.3%	26,735	7.1%	56.0%
2023	48	1,629	11.1%	64.4%	47,795	12.8%	68.8%
2024	19	304	2.1%	66.5%	9,753	2.6%	71.4%
2025	18	741	5.1%	71.6%	20,105	5.4%	76.8%
2026	13	677	4.6%	76.2%	22,272	5.9%	82.7%
Thereafter	62	3,487	23.8%	100.0%	64,937	17.3%	100.0%
Total	608	14,632	100.0%		$374,550	100.0%
Weighted average remaining
lease term (in years)		6.5			6.0

(1)
Square footage is pursuant to existing leases as of December 31, 2016 and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease.

PROPERTY DETAIL (1)
As of December 31, 2016
(sorted by geographic location, dollars in thousands)

Office Properties

	Property	City and State		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired	Weighted Average Year Built or Substantially Renovated (2)
1	Parkshore Plaza	Folsom	CA	4	271,072	68.0%	$4,190	$45,439	$38,744	2011	1999
2	1225 Seventeenth Street	Denver	CO	1	672,443	90.5%	23,822	156,803	130,813	2009	1982
3	5073, 5075, & 5085 S. Syracuse Street	Denver	CO	1	248,493	100.0%	7,379	63,610	53,795	2010	2007
4	1601 Dry Creek Drive	Longmont	CO	1	552,865	97.0%	8,865	34,550	24,538	2004	1982
5	1250 H Street, NW	Washington	DC	1	196,489	94.2%	8,016	72,608	44,224	1998	1992
6	Georgetown-Green and Harris Buildings	Washington	DC	2	240,475	100.0%	6,514	60,023	53,423	2009	2006
7	802 Delaware Avenue	Wilmington	DE	1	240,780	100.0%	4,280	43,496	19,279	1998	1986
8	6600 North Military Trail	Boca Raton	FL	3	639,825	100.0%	16,990	145,808	126,337	2011	2008
9	600 West Chicago Avenue	Chicago	IL	2	1,511,887	98.6%	49,406	395,444	349,605	2011	2001
10	8750 Bryn Mawr Avenue	Chicago	IL	2	637,230	95.8%	16,164	93,605	79,194	2010	2005
11	109 Brookline Avenue	Boston	MA	1	285,556	99.7%	10,826	47,536	27,340	1995	1915
12	111 Market Place (3)	Baltimore	MD	1	589,380	95.4%	12,583	71,555	44,199	2003	1990
13	25 S. Charles Street	Baltimore	MD	1	359,254	94.2%	8,717	38,504	24,864	2004	1972
14	820 W. Diamond	Gaithersburg	MD	1	134,933	88.7%	2,948	33,660	20,883	1997	1995
15	Danac Stiles Business Park	Rockville	MD	3	276,637	86.1%	7,078	65,718	44,799	2004	2002
16	East Eisenhower Parkway	Ann Arbor	MI	2	421,349	92.4%	10,569	56,376	48,187	2010	2006
17	4700 Belleview Avenue	Kansas City	MO	1	80,615	69.0%	1,064	7,225	5,939	2008	1986
18	Cherrington Corporate Center	Moon Township	PA	7	454,700	61.4%	6,019	71,964	49,470	1998; 1999	1997
19	1500 Market Street	Philadelphia	PA	1	1,759,193	92.4%	39,245	304,546	215,829	2002	1974
20	1600 Market Street	Philadelphia	PA	1	826,789	86.8%	20,744	135,851	76,416	1998	1983
21	1735 Market Street	Philadelphia	PA	1	1,290,678	74.4%	27,106	302,533	184,128	1998	1990
22	Foster Plaza	Pittsburgh	PA	8	727,365	83.4%	11,869	76,256	54,703	2005	1993
23	206 East 9th Street	Austin	TX	1	175,510	94.0%	6,356	49,197	44,318	2012	1984
24	4515 Seton Center Parkway	Austin	TX	1	117,265	98.9%	3,650	23,130	13,381	1999	1996
25	4516 Seton Center Parkway	Austin	TX	1	120,559	92.3%	2,645	24,257	13,760	1999	1998
26	Bridgepoint Square	Austin	TX	5	440,007	92.8%	12,385	91,332	51,624	1997	1995
27	Research Park	Austin	TX	4	1,110,007	98.0%	11,709	93,444	61,149	1998	1976
28	333 108th Avenue NE	Bellevue	WA	1	440,565	100.0%	20,455	153,219	127,431	2009	2008
29	600 108th Avenue NE	Bellevue	WA	1	256,830	97.4%	7,725	50,596	37,138	2004	2016
Subtotal Office Properties				60	15,078,751	91.1%	$369,319	$2,808,285	$2,065,510	2004	1990

Industrial/Flex Properties & Land
30	97 Newberry Road	East Windsor	CT	1	289,386	100.0%	$1,816	$15,350	$12,175	2006	1989
31	33 Stiles Lane	North Haven	CT	1	175,301	52.0%	639	9,793	7,440	2006	2002
32	2250 Pilot Knob Road	Mendota Heights	MN	1	87,183	100.0%	867	6,530	3,634	1998	1995
33	411 Farwell Avenue	South St. Paul	MN	1	422,727	100.0%	1,909	16,357	12,301	2004	1970
Subtotal Industrial/Flex				4	974,597	91.4%	$5,231	$48,030	$35,550	2004	1984
	625 Crane Street	Aurora	IL	—	—	—%	$—	$—	$—	2007	—
	Cabot Business Park Land	Mansfield	MA	—	—	—%	—	575	575	2003	—
Subtotal Land				—	—	—%	$—	$575	$575	2005	—

Total Portfolio				64	16,053,348	91.1%	$374,550	$2,856,890	$2,101,635	2004	1990

(1)	Excludes properties disposed prior to January 1, 2017.
(2)	Weighted based on square feet.
(3)	On January 31, 2017, we sold 111 Market Place for $60.1 million.

DISPOSED PROPERTY DETAIL (1)
(dollars in thousands)

	Property	City and State/Country		No. of Bldgs.	Sq. Feet	% Leased	Annualized Rental Revenue	Undepreciated Book Value	Net Book Value	Year Acquired (2)	Weighted Average Year Built or Substantially Renovated (2)
1	Executive Park	Atlanta	GA	9	427,443	72.8%	$4,990	$44,224	$29,365	2004; 2007	1972

2	3330 N Washington Boulevard	Arlington	VA	1	55,719	15.3%	273	8,823	5,519	1998	1987

3	111 East Kilbourn Avenue	Milwaukee	WI	1	373,669	81.1%	8,169	55,105	44,577	2008	1988

	Q1 2016 Dispositions			11	856,831	72.7%	$13,432	$108,152	$79,461	2006	1980

4	633 Ahua Street	Honolulu	HI	1	93,141	81.5%	$1,808	$16,401	$12,545	2003	2006

5	1525 Locust Street	Philadelphia	PA	1	98,009	95.4%	2,337	11,208	7,024	1999	1987

6	Lakewood on the Park	Austin	TX	2	180,558	84.1%	3,516	36,872	22,371	1998	1998

7	812 San Antonio Street	Austin	TX	1	59,321	90.1%	1,662	8,684	5,587	1999	1987
8	1601 Rio Grande Street	Austin	TX	1	56,219	89.6%	1,432	8,302	5,248	1999	1985
	Subtotal Downtown Austin Portfolio			2	115,540	89.9%	3,094	16,986	10,835	1999	1986

9	Leased Land	Gonzalez	CA	7	—	—%	2,965	31,968	28,957	2010	—

10	9110 East Nichols Avenue	Centennial	CO	1	143,958	99.8%	2,433	20,326	13,711	2001	1984

11	785 Schilinger Road South	Mobile	AL	1	72,000	100.0%	1,318	11,269	9,218	2007	1998
12	401 Vine Street	Delmont	PA	1	53,980	100.0%	—	7,117	5,952	2007	1999
13	633 Frazier Drive	Franklin	TN	1	150,000	100.0%	2,402	18,980	16,187	2007	1999
14	9840 Gateway Boulevard North	El Paso	TX	1	72,000	100.0%	1,163	11,432	9,376	2007	1999
15	3003 South Expressway 281	Hidalgo	TX	1	150,000	100.0%	2,015	17,004	13,714	2007	1999
16	1331 North Center Parkway	Kennewick	WA	1	53,980	100.0%	853	9,187	7,635	2007	1999
	Subtotal Movie Theaters			6	551,960	100.0%	7,751	74,989	62,082	2007	1999

	Q2 2016 Dispositions			20	1,183,166	94.7%	$23,904	$208,750	$157,525	2003	1995

17	111 River Street (3)	Hoboken	NJ	1	566,215	100.0%	$23,440	$138,241	$115,428	2009	2002

18	128 Crews Drive	Columbia	SC	1	185,600	100.0%	639	3,747	3,205	2007	2011
19	111 Southchase Boulevard	Fountain Inn	SC	1	168,087	100.0%	829	6,164	4,564	2007	1987
20	1043 Global Avenue	Graniteville	SC	1	450,000	100.0%	1,484	16,886	13,102	2007	1998
	Subtotal South Carolina Portfolio			3	803,687	100.0%	2,952	26,797	20,871	2007	1999

21	Sky Park Centre	San Diego	CA	2	63,485	100.0%	1,429	9,833	6,385	2002	1986

22	Raintree Industrial Park	Solon	OH	12	563,182	81.2%	2,066	12,318	11,259	2004	1975

23	8701 N Mopac	Austin	TX	1	121,901	79.1%	2,290	18,814	11,907	1999	1982

24	101-115 W. Washington Street	Indianapolis	IN	1	634,058	93.9%	13,221	76,529	51,082	2005	1977
25	111 Monument Circle	Indianapolis	IN	2	1,121,764	86.6%	19,066	150,354	134,916	2012	1990
26	North Point Office Complex	Cleveland	OH	2	873,335	80.0%	15,616	125,128	100,912	2008	1988
27	100 East Wisconsin Avenue	Milwaukee	WI	1	435,067	88.2%	11,084	81,056	68,215	2010	1989
	Subtotal Midwest Portfolio			6	3,064,224	86.5%	58,987	433,067	355,125	2009	1987

	Q3 2016 Dispositions			25	5,182,694	89.5%	$91,164	$639,070	$520,975	2008	1989

28	7800 Shoal Creek Boulevard	Austin	TX	4	151,917	99.7%	$3,699	$21,272	$12,952	1999	1974

29	1200 Lakeside Drive	Bannockburn	IL	1	260,084	100.0%	4,537	70,408	56,207	2005	1999

30	6200 Glenn Carlson Drive	St. Cloud	MN	1	338,000	100.0%	2,196	15,753	13,337	2009	2013

	Q4 2016 Dispositions			6	750,001	99.9%	$10,432	$107,433	$82,496	2006	2000

Total Disposed Year-to-Date				62	7,972,692	89.4%	$138,932	$1,063,405	$840,457	2007	1990

(1)	Statistics for disposed properties are presented as of or for the quarter-ended preceding each sale.
(2)	Weighted based on square feet.
(3)	Property sale represented a leasehold interest.

COMMON & POTENTIAL COMMON SHARES
(share amounts in thousands)

	Three Months Ended		Year Ended
	December 31,		December 31,
Weighted Average Share Calculation	2016	2015	2016	2015
Weighted average EQC common shares outstanding	124,136	125,574	124,578	127,828
Weighted average restricted shares outstanding	885	776	896	793
Weighted average common shares outstanding - basic - GAAP EPS, FFO, Normalized FFO	125,021	126,350	125,474	128,621
Weighted average number of dilutive RSUs(1)	1,027	1,143	1,294	816
Weighted average common shares outstanding - diluted - GAAP EPS, FFO & Normalized FFO	126,048	127,493	126,768	129,437

Rollforward of Share Count to December 31, 2016	Series D Preferred Shares(2)	Series E Preferred Shares(3)	EQC Common Shares(4)
Outstanding on December 31, 2015	4,915	11,000	126,350
Issuance of restricted shares, net of forfeitures	—	—	136
Repurchase of common shares	—	—	(2,492)
Redemption of Series E preferred shares	—	(11,000)	—
Outstanding on December 31, 2016	4,915	—	123,994
Series D preferred shares convertible into common shares on December 31, 2016(2)			2,363
Common shares issuable from RSUs as measured on December 31, 2016(1)			1,027
Potential common shares as measured on December 31, 2016			127,384

(1)
As of December 31, 2016, we had granted RSUs to certain employees, officers, and the Chairman of the Board of Trustees.  The RSUs are equity awards that contain both service and market-based vesting components.  None of the RSUs have vested. If the market-based vesting component was measured as of December 31, 2016, and 2015, 1,027 and 1,143 common shares would be issued to the RSU holders, respectively. Using a weighted average basis, 1,027 and 1,143 common shares are reflected in diluted earnings per common share, diluted FFO per common share, and diluted Normalized FFO per common share for the three months ended December 31, 2016 and 2015, respectively, and 1,294 and 816 common shares are reflected in these measures for the year ended December 31, 2016 and 2015 respectively.

(2)
As of December 31, 2016, we had 4,915 series D preferred shares outstanding that were convertible into 2,363 of our common shares. The series D preferred shares are anti-dilutive for GAAP EPS, FFO per common share and Normalized FFO per common share for all periods presented.

(3)
On May 15, 2016, we redeemed all of our 11,000,000 outstanding series E preferred shares at a price of $25.00 per share, plus any accrued and unpaid dividends. The redemption payment occurred on May 16, 2016 (the first business day following the redemption date).

(4)	EQC common shares include unvested restricted shares.

DEFINITIONS

Annualized Rental Revenue
Annualized Rental Revenue is annualized contractual rents from our tenants pursuant to leases which have commenced as of December 31, 2016, plus estimated recurring expense reimbursements; includes triple net lease rents and excludes lease value amortization, straight line rent adjustments, abated (“free”) rent periods and parking revenue. We calculate annualized rental revenue by aggregating the recurring billings outlined above for the most recent month during the quarter reported, adding abated rent, and multiplying the sum by 12 to provide an estimation of near-term potentially-recurring revenues. The annualized rental revenue of disposed properties is presented for the quarter-ended preceding each disposition.
Annualized rental revenue is a forward-looking non-GAAP measure. Annualized rental revenue cannot be reconciled to a comparable GAAP measure without unreasonable efforts, primarily due to the fact that it is calculated from the billings of tenants in the most recent month at the most recent rental rates during the quarter reported, whereas historical GAAP measures include billings from a potentially different group of tenants over multiple months at potentially different rental rates.
Building Improvements
Building improvements are expenditures to replace obsolete building components or extend the useful life of existing assets.
Consolidated Income Available for Debt Service
Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and certain items that we view as nonrecurring or impacting comparability from period to period, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
We calculate EBITDA as net income (loss) excluding 1) interest expense, 2) income tax expense, and 3) depreciation and amortization. Our calculation of Adjusted EBITDA differs from our calculation of EBITDA because we exclude certain items that we view as nonrecurring or impacting comparability from period to period. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures.
We consider EBITDA and Adjusted EBITDA to be appropriate measures of our operating performance, along with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributable to EQC common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to EQC common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income (loss) and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do.
Annualized Adjusted EBITDA
Annualized Adjusted EBITDA is Adjusted EBITDA for the three months ended December 31, 2016 multiplied by four.
Enterprise Value
Enterprise value is net debt plus the market value of our preferred shares plus the market value of our common shares.
Funds from Operations (FFO) Attributable to EQC Common Shareholders and Normalized FFO Attributable to EQC Common Shareholders
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT). NAREIT defines FFO as net income (loss), calculated in accordance with GAAP, excluding real estate depreciation and amortization, gains (or losses) from sales of depreciable property, impairment of depreciable real estate, and our portion of these items related to equity investees and noncontrolling interests.  Our calculation of Normalized FFO differs from NAREIT’s definition of FFO because we exclude certain items that we view as nonrecurring or impacting comparability from period to period.  FFO and Normalized FFO are supplemental non-GAAP financial measures. We consider FFO and Normalized FFO to be appropriate measures of operating performance for a REIT, along with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities.
We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs.  FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash

DEFINITIONS

flow to fund all of our needs.  These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows.  Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do.
Leasing Costs
Leasing costs are primarily costs such as leasing commissions ("LC"'s) and related legal expenses.
Net Debt
Net debt is total debt minus cash and cash equivalents.
Net Operating Income (NOI), Same Property NOI, Cash Basis NOI, and Same Property Cash Basis NOI
NOI is income from our real estate including lease termination fees received from tenants less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and corporate level expenses. Cash Basis NOI is NOI excluding the effects of straight line rent adjustments, lease value amortization, and lease termination fees. The quarter-to-date same property versions of these measures include the results of properties continuously owned from October 1, 2015 through December 31, 2016. The year-to-date same property versions of these measures include the results of properties continuously owned from January 1, 2015 through December 31, 2016. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded from the same property versions of these measures.
We consider these supplemental non-GAAP financial measures to be appropriate supplemental measures to net income because they help to understand the operations of our properties. We use these measures internally to evaluate property level performance, and we believe that they provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. Cash Basis NOI is among the factors considered with respect to acquisition, disposition and financing decisions. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income, net income attributable to Equity Commonwealth common shareholders, operating income or cash flow from operating activities, determined in accordance with GAAP, or as indicators of our financial performance or liquidity, nor are these measures necessarily indicative of sufficient cash flow to fund all of our needs. These measures should be considered in conjunction with net income, net income attributable to Equity Commonwealth common shareholders, operating income and cash flow from operating activities as presented in our condensed consolidated statements of operations, condensed consolidated statements of comprehensive income and condensed consolidated statements of cash flows. Other REITs and real estate companies may calculate these measures differently than we do.
Net Book Value
Net book value represents the carrying value of real estate properties after depreciation and amortization, purchase price allocations, impairment write-downs, and currency adjustments, if any.
NOI Margin
NOI Margin is NOI (or the same property or cash basis derivations of NOI defined above) divided by the total revenues used to calculate NOI (or its derivation).
Percentage Leased
Percentage leased includes: 1) space being fitted out for occupancy pursuant to existing leases and 2) space which is leased but not occupied or is being offered for sublease by tenants.
Same Properties
Our quarter-to-date same property portfolio is comprised of those properties continuously owned from October 1, 2015 through December 31, 2016. Our year-to-date same property portfolio is comprised of those properties continuously owned from January 1, 2015 through December 31, 2016. Land parcels and properties classified as held for sale within our condensed consolidated balance sheets are excluded.
Tenant Improvements
Tenant improvements are capital expenditures to improve tenant spaces.
Total Debt
Total debt is the aggregate balance of the following line items on our condensed consolidated balance sheets: revolving credit facility, senior unsecured debt, net, and mortgage notes payable, net.
Undepreciated Book Value

DEFINITIONS

Undepreciated book value represents the carrying value of real estate properties after purchase price allocations, impairment write-downs, and currency adjustments, if any.